SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2010
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

Pursuant to the terms of the Amended Qualifying Transaction Agreement the Company sold its 40% interest in Excelaron for the equivalent of approximately US$1,000,000, to UHC and for the reimbursement of US$425,000 for advances made to Excelaron.  The news release is attached as exhibit 99.1

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: April 29, 2010